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MINNESOTA MUTUAL                                           VARIABLE ANNUITY APPLICATION

The Minnesota Mutual Life Insurance Company - Annuity Services
400 Robert Street North - St. Paul, Minnesota 55101-2098 - Toll Free 1-800-362-3141
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OWNER (PLEASE PRINT)
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NAME
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ADDRESS
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CITY, STATE, ZIP
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DATE OF BIRTH            SEX                TAXPAYER I.D.(Soc Sec # or EIN)
                         / /M   / /F
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ANNUITANT (IF OTHER THAN OWNER)
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NAME
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ADDRESS
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CITY, STATE, ZIP
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DATE OF BIRTH            SEX                SOCIAL SECURITY NUMBER
                         / /M   / /F
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JOINT OWNER (OPTIONAL - MUST BE SPOUSE OF OWNER)
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NAME
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DATE OF BIRTH            SEX                SOCIAL SECURITY NUMBER
                         / /M   / /F
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JOINT ANNUITANT (OPTIONAL - MUST BE SPOUSE OF ANNUITANT)
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NAME
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DATE OF BIRTH            SEX                SOCIAL SECURITY NUMBER
                         / /M   / /F
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BENEFICIARY
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CLASS      NAME     RELATIONSHIP   DATE OF BIRTH      SEX    SOCIAL SECURITY NUMBER
                                                  / /M  / /F
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                                                  / /M  / /F
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EMPLOYER (IF OTHER THAN OWNER)
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NAME                        ADDRESS                  CITY, STATE, ZIP
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TYPE OF PLAN (PLEASE CHECK ONLY ONE BOX - SEE REVERSE FOR ADDITIONAL INSTRUCTIONS)
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/ /  Non-Qualified
     / /  Under the ____________(State) Uniform Transfers to Minor Act
/ /  Individual Retirement Annuity (IRA) for tax year ____________
/ /  IRA Rollover
/ /  IRA Transfer from existing IRA
/ /  Simplified Employee Pension (SEP)
/ /  Salary Reduction Simplified Employee Pension (SARSEP)
/ /  Tax Sheltered Annuity (IRC Section 403(b))
     Annual Earned Income $ _____________
/ /  Qualified Retirement Plan (IRC Section 401)
/ /  Public Employee Deferred Compensation (IRC Section 457)
/ /  Non-Qualified Deferred Compensation
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TYPE OF CONTRACT AND AMOUNT OF PAYMENT
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/ /  MultiOption SELECT Flexible Payment Deferred Variable Annuity
     of $ _____________ per ______________ or, $ ___________ as a single payment.
/ /  MultiOption Flexible Payment Deferred Variable Annuity
     of $ _____________ per ______________ or, $ ___________ as a single payment.
/ /  MultiOption Single Payment Deferred Variable Annuity
     of $ _____________________ - $5,000 minimum.
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PAYMENT METHOD
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/ /  APP (Automatic Payment Plan)
     Commencing on Month ___________ Day ______________
/ /  Bill employer commencing on Month __________ and continuing
     / / Annually (1)   / / Semi-Annually (2)  / / Quarterly (4)
     / / Monthly (12)   / / Semi-Monthly (24)  / / Bi-Weekly (26)
/ /  Individual Billing. Commencing on the 1st day of
     (month) _________________ and continuing
     / / Quarterly      / / Semi-Annually      / / Annually
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PURCHASE PAYMENT ACCOUNT ALLOCATION
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_____ % General-not available          _____ % Bond
        for MultiOption SELECT         _____ % Money Market
_____ % Maturing Government            _____ % Asset Allocation
        Bond-1998                      _____ % Mortgage Securities
_____ % Maturing Government            _____ % Index 500
        Bond-2002                      _____ % Capital Appreciation
_____ % Maturing Government            _____ % International Stock
        Bond-2006                      _____ % Small Company
_____ % Maturing Government            _____ % Value Stock
        Bond-2010
_____ % Growth
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REPLACEMENT
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Will this contract applied for replace or change an existing insurance or annuity contract?
/ /  Yes*    / /  No
*If yes, please provide your contract number and the name of the insurance company under Special Instructions.
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The Prospectuses for the Variable Annuity Account and the Fund each refer to a
Statement of Additional Information.  Would you like us to send you a copy?
/ /  Yes     / /  No
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SPECIAL INSTRUCTIONS OR REMARKS
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OWNER/ANNUITANT SIGNATURES
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I represent that the statements and answers in this application are full, complete and true to the best of my knowledge.  I agree that they are to be considered the basis of any contract issued to me.  I ACKNOWLEDGE RECEIPT OF
A CURRENT VARIABLE ANNUITY ACCOUNT PROSPECTUS AND A CURRENT PROSPECTUS FOR
THE MIMLIC SERIES FUND, INC.  I UNDERSTAND THAT ALL PAYMENTS AND VALUES OF
ANY CONTRACT ISSUED, WHEN BASED UPON THE INVESTMENT EXPERIENCE OF A SEPARATE
ACCOUNT, ARE VARIABLE AND ARE NOT GUARANTEED AS TO A FIXED DOLLAR AMOUNT.
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SIGNED AT (City, State)         DATE        AMOUNT REMITTED WITH APPLICATION

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SIGNATURE OF OWNER
X
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SIGNATURE OF ANNUITANT (if other than owner)
X
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SIGNATURE OF JOINT OWNER
X
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SIGNATURE OF JOINT ANNUITANT (if other than joint owner)
X
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TO BE COMPLETED BY AGENT
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To the best of my knowledge this contract / /will  / /will not replace or change an existing insurance or annuity contract.  I certify that a current prospectus was delivered.  No written sales materials were used other than those furnished by the
Home Office.
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REPRESENTATIVE NAME (PRINT)  REPRESENTATIVE SIGNATURE   AGENCY CODE   AGENT CODE
                             X                                                        %
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                             X                                                        %
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TO BE COMPLETED BY DEALER
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DEALER NAME           DATE          SIGNATURE OF AUTHORIZED DEALER
                                    X
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THIS APPLICATION BECOMES EFFECTIVE ONLY UPON ITS ACCEPTANCE BY MIMLIC SALES CORPORATION
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ACCEPTED BY           DATE          CONTRACT NUMBER        CASE NUMBER

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84-9093 Rev. 2-94
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                       IMPORTANT INSTRUCTIONS

1.  ATTACH NEW ACCOUNT INFORMATION, F. 38487

2.  COMPLETE ALL ITEMS ON THE APPLICATION

3.  IF YOU ARE REQUESTING:             PLEASE SUBMIT:

    -  TSA contract                  - TSA Withdrawal Disclosure F. 38754
                                     - Salary Modification Agreement F. 23251
                                     - Calculation worksheet if the
                                       contribution is to exceed the maximum
                                       exclusion allowance

    -  Qualified Retirement Plan     - Employee Benefit Plan Statement F. 23273

    -  SEP contract                  - Completed IRS form 5305-SEP or
                                       5305A-SEP or
                                     - Prototype Request and Document
                                       Services Agreement and service fee

    -  Immediate Annuity contract    - Variable Annuity Service Request F. 35264
                                       (Includes W-4P.  If Deferred
                                       Compensation, submit W-4)
                                     - Proof of age for annuitant(s) if a
                                       life option is selected (Copy of
                                       driver's license or birth certificate)

    -  Automatic Payment Plan (APP)  - APP Authorization F. 25744.2
                                     - Voided Check

    -  Systematic Dollar Cost        - Variable Annuity Service Request
       Averaging                       F. 35264

    -  Systematic Withdrawal         - Variable Annuity Service Request
                                       F. 35264

    -  Replacement of another life   - Appropriate replacement forms as
       insurance or annuity contract   required by the state of jurisdiction

    -  1035 Exchange (non-qualified) - Agreement for Exchange F. 32059
                                     - Original contract

    -  Transfer (Available for use   - Transfer Authorization F. 28325
       with transfers from TSA to TSA
       or IRA/SEP to IRA/SEP only)

    -  Direct Rollover (Client       - Request for Direct Rollover F. 45256
       initiated distribution)         (send to existing institution)

    -  MultiOption Annuity Exchange  - Exchange Authorization F. 35079

If more than one beneficiary is specified, indicate the class of each. All living Class 1 beneficiaries receive an equal share of the death proceeds. If no Class 1 beneficiaries are living, all living Class 2 beneficiaries receive an equal share and so on.

Class 1 beneficiaries are considered the primary beneficiaries.
Class 2 beneficiaries and so on, are considered the contingent beneficiaries.